     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

PACIFIC OFFICE PROPERTIES TRUST, INC.
By:	/s/ Dallas E. Lucas
	Name:	Dallas E. Lucas
	Title:	President and Chief Executive Officer

PACIFIC OFFICE PROPERTIES, L.P.
By:	PACIFIC OFFICE PROPERTIES TRUST, INC., its general partner

	By:	/s/ Dallas E. Lucas
	Name:	Dallas E. Lucas
	Title:	President and Chief Executive Officer

PACIFIC OFFICE MANAGEMENT, INC.
By:	/s/ Dallas E. Lucas
	Name:	Dallas E. Lucas
	Title:	Chief Executive Officer

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